                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   October 8, 1996
                                                 -----------------

                             SUMMIT TECHNOLOGY, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)



    MASSACHUSETTS                        0-16937             04-2897945
    ---------------------------------------------------------------------------
    (State or Other Jurisdiction       (Commission          (IRS Employer
    of Incorporation)                  File Number)         Identification No.)



                                21 HICKORY DRIVE
                          WALTHAM, MASSACHUSETTS 02154
                          ----------------------------
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code (617) 890-1234
                                                   --------------

ITEM 5.  OTHER EVENTS.

      During the period October 8, 1996 through and including the date hereof, the Company has been served with four shareholder actions in addition to those described in its Registration Statement on Form S-3 (No. 333-03765) as amended ("Registration Statement"). These actions, listed below, are pending in the United States District Court for the District of Massachusetts.

    HYMAN V. SUMMIT TECHNOLOGY, INC., ET AL., Civil Action No. 96-11976-JLT AITKEN, ET AL. V. SUMMIT TECHNOLOGY, INC., ET AL., Civil Action
    No. 96-11977-JLT
    WALLANDER V. SUMMIT TECHNOLOGY, INC., ET AL., Civil Action No. 96-12031-JLT MERLINO V. SUMMIT TECHNOLOGY, INC., ET AL., Civil Action No. 96-12044-JLT

        Plaintiffs in these actions claim to have been purchasers of the Company's common stock at various times between May, 1995 and July, 1996. Plaintiffs bring claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 that are substantially similar to the claims brought in the ten actions identified in the Registration Statement. The Company believes that the allegations in these complaints are without merit and it intends to defend the actions vigorously.

                                    SIGNATURE
                                    ---------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SUMMIT TECHNOLOGY, INC.



                                      By: /s/ D. Verne Sharma
                                          -------------------------------------
                                          D. Verne Sharma
                                          President and Chief Executive Officer


Date:  October 16, 1996